Form N-CSR Item 12(b) Exhibit
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Multi-Cap Growth Portfolio (the “Portfolio”) that:
(a)	the Semi-Annual Report of the Portfolio on Form N-CSR for the period ended February 28, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Portfolio for such period.
A signed original of this written statement required by section 906 has been provided to the Portfolio and will be retained by the Portfolio and furnished to the Securities and Exchange Commission or its staff upon request.
Multi-Cap Growth Portfolio
Date: April 12, 2011

/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: April 12, 2011

/s/ Duncan W. Richardson
Duncan W. Richardson
President